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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



               February 11, 1999                                0-16132
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Date of Report (Date of earliest event reported)         Commission File Number


                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                                     22-2711928
------------------------------          ---------------------------------------
State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)



                               7 Powder Horn Drive
                            Warren, New Jersey 07059
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              (Address of Principal Executive Offices) (Zip Code)


                                 (908) 271-1001
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              (Registrant's telephone number, including area code)



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Item 5.    Other Events.

           On February 11, 1999, Celgene Corporation (the "Company") issued a press release announcing its results for the fourth quarter and the full year 1998. Net revenue from continuing operations for the quarter was $2,665,000, compared to $315,000 for the fourth quarter 1997. Fourth quarter 1998 revenue consisted of research contract income of $430,000 and gross product sales of THALOMID(TM) (thalidomide) of $2,441,000 ($2,235,000 after deductions). THALOMID is the Company's first pharmaceutical product and was introduced to the market in late September 1998. The net loss from continuing operations for the fourth quarter 1998 was $8,375,000, or $0.51 per share, and in the comparable 1997 period the net loss was $8,211,000 or $0.59 per share.

           The press release is filed as an exhibit hereto and is hereby incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  not applicable

      (b)  not applicable

      (c)  Exhibits

           99 Press Release, dated February 11, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 18, 1999            CELGENE CORPORATION



                                   By:         /s/John W. Jackson
                                        ---------------------------------------
                                        Name:  John W. Jackson
                                        Title: Chairman of the Board and
                                               Chief Executive Officer



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                                  EXHIBIT INDEX


 Exhibit                         Description                             Page
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    99      Press Release, dated February 11, 1999.




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